Exhibit 10.2
AMENDMENT No. 4 TO AMENDED AND RESTATED
PURCHASE AGREEMENT DCT-021/03
This Amendment No. 4 to the Amended and Restated Purchase Agreement DCT-021/03, dated as of March 14, 2008 (“Amendment No. 4”) relates to the Amended and Restated Purchase Agreement DCT-021/03 (the “Purchase Agreement”) between Embraer — Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and US Airways Group, Inc. (“Buyer”) dated June 13, 2006, as amended from time to time (collectively referred to herein as “Agreement”). This Amendment No. 4 is between Embraer and Buyer, collectively referred to herein as the “Parties”.
This Amendment No. 4 sets forth additional agreements between Embraer and Buyer with respects to the matters set forth herein.
Except as otherwise provided for herein, all terms of the Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 4 which are not defined herein shall have the meaning given in the Purchase Agreement. In the event of any conflict between this Amendment No. 4 and the Purchase Agreement, the terms, conditions and provisions of this Amendment No. 4 shall control.
WHEREAS, Embraer and Buyer have agreed to revise the Contractual Delivery Month of the Additional Aircraft and Option Aircraft; and
WHEREAS, pursuant to the Proposal of Major Change dated December 13, 2007, Embraer and Buyer have agreed to include a coat closet in the first class cabin of certain Aircraft and revise the unit Aircraft Basic Price accordingly.
NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:
1. Additional Aircraft delivery schedule:
1.1 Article 1.2 of Attachment “E” to the Purchase Agreement shall be deleted and replaced by the following:
“1.2 Additional Aircraft, subject to confirmation by Buyer

Additional	Contractual Delivery
Aircraft #	Month	Block #
26**	**
27	**
28	**	**
29	**
30	**
31**	**
32	**
33	**	**
34	**
35	**

**	Confidential Treatment Requested
Amendment No. 4 to Purchase Agreement DCT-021/03

Additional	Contractual Delivery
Aircraft #	Month	Block #
36**	**
37	**
38	**	**
39	**
40	**
41**	**
42	**
43	**	**
44	**
45	**
46**	**
47	**
48	**	**
49	**
50	**
51**	**
52	**
53	**	**
53	**
55	**
56**	**	**
57	**
Buyer to provide confirmation to Embraer of its intention to purchase each block of Additional Aircraft (above identified as of Block **) ** before the Contractual Delivery Month of the first aircraft in each block of Additional Aircraft. **.
1.2 Article 21.1 of the Purchase Agreement shall be revised on the second line of such article by deleting the wording “ ** ” and replacing it by “ ** ”.
2. Option Aircraft delivery schedule:
2.1 Article 2 of Attachment “E” to the Purchase Agreement shall be deleted and replaced by the following:
“2. Option Aircraft Delivery Schedule
Option Aircraft

Option
Aircraft #	Contractual Delivery Month
1	**
2	**
3	**
4	**
5	**
6	**

**	Confidential Treatment Requested
Amendment No. 4 to Purchase Agreement DCT-021/03

Option
Aircraft #	Contractual Delivery Month
7	**
8	**
9	**
10	**
11	**
12	**
13	**
14	**
15	**
16	**
17	**
18	**
19	**
20	**
3. Coat Closet in first class cabin
The ** and ** Aircraft shall be delivered with a coat closet installed in the LH first class cabin. There will be an ** of each Aircraft as a result of this modification that shall be considered in Aircraft Performance and Weight Guarantees provided for in the Purchase Agreement. The Aircraft Basic Price of ** Aircraft shall be increased by US$ ** (**) in ** economic conditions.
4. Aircraft Basic Price
4.1 Article 3.1 of the Purchase Agreement shall be deleted and replaced by the following:
“3.1 Buyer agrees to pay Embraer, in United States dollars, the following unit Aircraft Basic Price in ** economic conditions:

EMBRAER 190 Initial Aircraft
**	US$ **
EMBRAER 190 Initial Aircraft
**	US$ **
EMBRAER 190 Additional Aircraft	US$**
4.2 The unit Option Aircraft Basic Price of US$ ** in Article 21.3 of the Purchase Agreement shall be deleted and replaced by US$ **.
5. Miscellaneous
All other terms and conditions of the Purchase Agreement which are not specifically amended or modified by this Amendment No. 4, shall remain in full force and effect without any change.

**	Confidential Treatment Requested
Amendment No. 4 to Purchase Agreement DCT-021/03

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 4 to Purchase Agreement to be effective as of the date first written above.

EMBRAER – Empresa Brasileira de Aeronáutica S.A.		US Airways Group, Inc.
By: Name:	/s/ Mauro Kern Junior Mauro Kern Junior	By: Name:	/s/ Thomas T. Weir Thomas T. Weir
Title:	Executive Vice President	Title:	Vice President and Treasurer

By:	/s/ Jose Luis D. Molina	Date:	March 14, 2008

Name:	Jose Luis D. Molina	Place:	Tempe, Arizona, USA
Title:	Vice President Contracts
Date:	March 14, 2008
Place:	S. Jose Dos Campos, Brazil

Witness: Name:	/s/ Julieta Diederichsen Julieta Diederichsen	Witness: Name:	/s/ David Lin David Lin

Amendment No. 4 to Purchase Agreement DCT-021/03